Filed Pursuant to Rule 497(e)

Registration No. 333-214796

GRANITESHARES ETF Trust

GRANITESHARES FUND	NYSE ARCA, INC. TICKER SYMBOL
GraniteShares S&P GSCI Commodity Broad Strategy No K-1 ETF	COMG

SUPPLEMENT DATED OCTOBER 18, 2019

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED OCTOBER 26, 2018

On October 16, 2019, the Board of Trustees (the “Board”) of the GraniteShares ETF Trust (the “Trust”), based upon the recommendation of the Trust’s adviser, GraniteShares Advisors LLC (the “Adviser”), determined to liquidate and terminate the GraniteShares S&P GSCI Commodity Broad Strategy No K-1 ETF (the “Fund”). Due to the Fund’s assets remaining quite small and the expectation that the assets of the Fund will not grow sufficiently in the foreseeable future, the Adviser believes that it is in the best interests of the Fund and its shareholders for the Fund’s business and operations not to continue. After considering all the information presented to the Board, the Board concluded that the Fund could not continue to conduct its business and operations in an economically viable manner, and it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund. Investors may purchase or sell their shares of the Fund until the close of regular trading on the New York Stock Exchange Arca (the “Exchange”) on November 15, 2019 (the “Closing Date”), at which time the shares of the Fund will cease trading on the Exchange. In order to facilitate orderly capital markets activity, the Fund anticipates permitting purchases of creation units in the Fund until November 8, 2019 and redemption of creation units in the Fund until November 15, 2019.

Shareholders may sell their holdings in the Fund prior to the close of regular trading on the Closing Date and customary brokerage charges may apply to these transactions. Prior to the Closing Date, the Fund will be in the process of winding up its operations in an orderly fashion and liquidating its portfolio. This necessary process will result in the Fund not tracking its underlying index and increasing its cash holdings, which may not be consistent with the Fund’s investment objective and strategy.

On or about November 22, 2019, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed their shares in an amount equal to the net asset value of their shares as of the close of business on that date. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. Once the distributions are complete, the Fund will terminate. The Adviser will bear all fees and expenses that may be incurred in connection with the liquidation of the Fund and the distribution of cash proceeds to investors in the Fund, other than brokerage fees and expenses.

For more information, please contact the Fund at 1-844-476-8747.

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Investors Should Retain This Supplement for Future Reference